UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

COMMUNITY REDEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Oklahoma	333-208814	85-2629422
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

1910 Towne Centre Blvd #250

Annapolis, MD 21401

(Address of principal executive offices and Zip Code)

(410) 224-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On September 30th, 2022, the Board of Directors of the Company appointed Mr. Michael Zink as a Director, joining the current Board of Directors. Additionally, Mr. Garfield Antonio, our former CEO has stepped down from his CEO as well as President’s role. Our current COO Ms. Lara Fritts has been appointed to the CEO position, and Richard Balles, current Director has been appointed as President of the Company.

Lara Fritts, 51, is a certified Economic developer with over 25 years of experience in economic development, on both city and regional levels and to date has initiated six public-private corporations. Ms. Fritts was Director of Salt Lake City’s Dept. of Economic Development where she oversaw three separate government divisions. In three years she brought more than 30 new companies to the city, including UPS, Amazon, and others totaling over 9,000 new jobs and nearly one billion dollars in capital investment. Additionally, she helped deploy nearly 44 million dollars into affordable housing, creating over 3,500 units throughout the city. Ms. Fritts is a known speaker on community revitalization, real estate and economic development finance. Ms. Frits has a BS in Regional Analysis from University of Wisconsin, Green Bay (1993) and an MS in Urban Studies from University of Wisconsin, Milwaukee (1995).

Michael Zink, 39, brings years of asset management and financing experience, as both CFO and Managing Director of several companies in the construction, financial services, government contracting, private equity and real estate industries. Michael’s strengths particular to the Company are his experiences and knowledge in quarterly real estate valuations, REIT testing, and valuation methodologies with regard to various real estate types. Michael is a recipient of the DCA Live 40 under 40 Rising Stars in Real Estate. He also holds a Bachelor of Science in Business Administration from Bucknell University, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 2, 2022	COMMUNITY REDEVELOPMENT CORP.

	By:	/s/ Lara Fritts
	Name:	Lara Fritts
	Title:	Chief Executive Officer

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